                                                                    Exhibit 99.1

                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                   BY: /s/ Phyllis A. Knight
                                       -----------------------------------------
                                       Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996

                                       CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                       TRUST ACCOUNT #13210501
                                       REMITTANCE DATE: 11/15/96


                                                            Total $          Per $1,000
                                                            Amount            Original
                                                            -------          ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                     $5,393,860.29

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                   0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               $5,393,860.29

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (5.50%)                  5.50%
          b. Class A-1 Interest                            442,040.06        3.68366715
          c. Class A-2 Remittance Rate (5.85%)                  5.85%
          d. Class A-2 Interest                            243,750.00        4.87500000
          e. Class A-3 Remittance Rate (6.20%)                  6.20%
          f. Class A-3 Interest                            180,833.33        5.16666657
          g. Class A-4 Remittance Rate (6.50%)                  6.50%
          h. Class A-4 Interest                            270,833.33        5.41666660
          i. Class A-5 Remittance Rate (7.00%)                  7.00%
          j. Class A-5 Interest                            443,041.67        5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                            .00               .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                            .00               .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 2

                                       CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                       TRUST ACCOUNT #13210501
                                       REMITTANCE DATE: 11/15/96

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                  2,439,112.77               N/A
          a. Scheduled Principal                    515,218.98               N/A
          b. Principal Prepayments                1,557,364.34               N/A
          c. Liquidated Contracts                   346,529.45               N/A
          d. Repurchases                                   .00               N/A
     (6)  Pool Scheduled Principal
           Balance                              372,772,743.90      934.81400116
     (6a) Pool Factor                                .93481400

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
           Date                                         91.49%

     (9)  Class A Percentage for the following
           Remittance Date                              91.44%

     (10) Class A Principal Distribution:
          a. Class A-1                            2,439,112.77       20.32593975
          b. Class A-2                                     .00               .00
          c. Class A-3                                     .00               .00
          d. Class A-4                                     .00               .00
          e. Class A-5                                     .00               .00

     (11) Class A-1 Principal Balance            94,005,990.90      783.38325750
     (11a)      Class A-1 Pool Factor                .78338326

     (12) Class A-2 Principal Balance            50,000,000.00      1000.0000000
     (12a)      Class A-2 Pool Factor               1.00000000

     (13) Class A-3 Principal Balance            35,000,000.00      1000.0000000
     (13a)      Class A-3 Pool Factor               1.00000000

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 3

                                       CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                       TRUST ACCOUNT #13210501
                                       REMITTANCE DATE: 11/15/96


(14)      Class A-4 Principal Balance           50,000,000.00  1000.0000000
(14a)     Class A-4 Pool Factor                    1.00000000

(15)      Class A-5 Principal Balance           75,950,000.00  1000.0000000
(15a)           Class A-5 Pool Factor              1.00000000

(16)      Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                            .00

C.        Aggregate Scheduled Balances and Number of Delinquent
          Contracts as of Determination Date

          (17) 31-59 days                        4,204,931.59           124

          (18) 60 days or more                   4,299,278.34           132

          (19) Current Month Repossessions         561,312.80            20

          (20) Repossession Inventory            1,775,896.19            61

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Remittance Date                                             1.15%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                 .96%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 4

                                       CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                       TRUST ACCOUNT #13210501
                                       REMITTANCE DATE: 11/15/96

(22)      Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                                  1.13%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                     1.06%

(23) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance Date
          (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from February 1, 2000 to
          January 31, 2001, 6.5% from February 1, 2001 to
          January 31, 2002, 8.5% from February 1, 2002 to
          January 31, 2003 and 9.5% thereafter)                            0.07%


(24)      Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date          97,186.78

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                            0.23%

(25) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (may not
          exceed 25.5%)                                                   18.07%


GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
PASS-THROUGH CERTIFICATES, SERIES 1996-1
                    CLASS M1 CERTIFICATES
                    MONTHLY REPORT                                      CUSIP#'S 393505LF7
                    October, 1996                                       TRUST ACCOUNT #13210501
                    Page 5                                              REMITTANCE DATE: 11/15/96

(26)     Class B Principal Balance Test)

    (a)  Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,975.335.00                                         .00%

    (b)  Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                   8.51%

                                                                      Total $                  Per $1,000
                                                                      Amount                    Original
                                                                   -----------                ------------

CLASS M1 CERTIFICATES
-----------------------

(27)     Amount available (including Monthly Servicing Fee         1,374,219.13

A.       Interest
(28)     Aggregate interest
         a.      Class M-1 Remittance Rate (7.00%,
                 unless Weighted Average Contract
                 Rate is below 7.00%)                                      7.00%
         b.      Class M-1 Interest                                  209,416.67                 5.83333343

(29)     Amount applied to Class M-1 Interest
          Deficiency Amount                                                 .00                          0

(30)     Remaining unpaid Class M-1 Interest
          Deficiency Amount                                                 .00                          0

(31)     Amount Applied to:
         a.    Unpaid Class M-1 Interest Shortfall                          .00                          0

(32)     Remaining:
         a.    Unpaid Class M-1 Interest Shortfall                          .00                          0

B.       Principal
(33)     Formula Principal Distribution Amount
         a.  Scheduled Principal                                            .00                        N/A
         b.  Principal Prepayments                                          .00                        N/A
         c.  Liquidated Contracts                                           .00                        N/A
         d.  Repurchases                                                    .00                        N/A


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996         CUSIP#'S 393505LG5,LH3
                                    Page 6             REMITTANCE DATE: 11/15/96

(34)  Class M-1 Principal Balance            35,900,000.00    1000.00000000

(34a) Class M-1 Pool Factor                     1.00000000

(35)  Class M-1 Percentage for such Remittance
      Date                                             .00%

(36)  Class M-1 Percentage for the following
      Remittance Date                                  .00%

(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                          .00       0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date     .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                             .00

                                                   Total $       Per $1,000
                                                    Amount         Original
                                                   -------       ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,164,832.46

(2)  Class B-1 Remittance Rate (6.95% unless
     Weighted Average Contract Rate is
     below 6.95%)                                    6.95%

(3)  Aggregate Class B1 Interest                92,377.08        5.79166646

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00         .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00         .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                October, 1996          CUSIP#'S 393505LG5,LH3
                                    Page 7             REMITTANCE DATE: 11/15/96

(8a)  Class B Percentage for such Remittance Date                       .00

(8b)  Class B Percentage for the following
      Remittance Date                                                   .00

(9)   Current Principal(Class B Percentage of
      Formula Principal Distribution Amount)                            .00

(10a) Class B1 Principal Shortfall                                      .00

(10b) Unpaid Class B1 Principal Shortfall                               .00

(11)  Class B Principal Balance                               31,916,753.00

(12)  Class B1 Principal Balance                              15,950,000.00


Class B2 Certificates                              Total $       Per $1,000
---------------------                               Amount         Original
                                                   -------       ----------

(13)  Remaining Amount Available              1,072,455.38

(14)  Class B-2 Remittance Rate (7.30%
      unless Weighted Average Contract
      Rate is less than 7.30%)                        7.30%

(15)  Aggregate Class B2 Interest                97,131.08       6.08333329

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                            .00              .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                               .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                             .00

(19)  Class B2 Principal Liquidation Loss Amount       .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                             .00

(21)  Guarantee Payment                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 8             CUSIP#'S 393505LG5,LH3
                                                       REMITTANCE DATE: 10/15/96


(22) Class B2 Principal Balance              15,966,753.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                           156,338.27

(24) Class C Residual Payment                   818,986.03

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                   .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                   .00

(27) Repossessed Contracts                      561,312.80

(28) Repossessed Contracts Remaining
     in Inventory                             1,775,896.19

(29) Weighted Average Contract Rate                9.77342

                                     GTFC
                                    1996-1
                                 October 1996
                              Defaulted Contracts

                                                Estimated
                                                 Loss At
Account#     Principal   Interest    Amount     Sale Date
--------     ---------   --------  ----------   ----------
23317562      6,583.41      36.20     6,619.61    6,617.86
27320591     49,845.28     274.14    50,119.42   16,020.83
34309683     21,846.25     120.15    21,966.40    4,694.04
53318458     10,772.70      59.24    10,831.94    7,753.52
63321440     27,621.04     151.91    27,772.95     (342.00)
72308925     25,325.34     139.28    25,464.62    2,096.02
72308953     18,040.00      99.22    18,139.22    6,046.46
77326296     43,732.27     240.52    43,972.79   16,675.97
78301654     35,648.23     196.06    35,844.29   11,526.29
83321056     26,764.58     147.20    26,911.78    2,355.23
90323798     14,881.17      81.84    14,963.01         .00
93314605     43,923.89     241.58    44,165.47    7,482.94
97329300     21,545.29     118.49    21,663.78    6,198.17

TOTALS     $346,529.45  $1,905.83  $348,435.28  $87,125.33
           ===========  =========  ===========  ==========